EXHIBIT 99.3

Equity One 2003-3
Preliminmary Structure
Fixed Subs
Conforming and Non Conforming AAA
                                                        [LOGO]
                                                        WACHOVIA
                                                        SECURITIES

                                                                   Collateral
MI down to 80                                  Assumptions                              Balance                WAC        WAM
                                         --------------------  ---------------------------------------------------------------
----------------------------------
Settlement         31-Jul-2003     Prepay      22 HEP               Grp 1A-Fixed (Conf.)     $260,000,000     7.86        308
1st Pay Date       25-Aug-2003                 28 CPR - Arm           Grp 1B-Arm (Conf.)     $202,579,136     7.60        357
----------------------------------
                                                                Grp 2A-Fixed (Non-Conf.)     $144,187,469     7.97        263
                                                                  Grp 2B-Arm (Non-Conf.)      $40,197,507     7.40        357
                                                               ===============================================================
10% Call                                                                           Total     $646,964,113     7.77        316
                                                                ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tranche           Collateral                                  Principal         Avg                                          Price
Name                Group        Rating        Balance         Window          Life          Dur           Bench               %
------------------------------------------------------------------------------------------------------------------------------------
AF1                 Gr. 1A        AAA     169,000,000      08/03 - 09/11       3.31          2.97     3.31 Int. Swap       100.0000

AF21                Gr. 1A        AAA      39,900,000      08/03 - 10/05       1.10          1.08     LIBOR_1MO            100.0000

AF22                Gr. 1A        AAA      22,800,000      10/05 - 10/07       3.00          2.85     3 Int. Swap          100.0000

AF23                Gr. 1A        AAA      10,000,000      10/07 - 06/09       5.01          4.50     5.01 Int. Swap       100.0000

AF24                Gr. 1A        AAA      18,300,000      06/09 - 09/11       7.58          6.21     7.58 Int. Swap       100.0000

AV-1                Gr. 1B        AAA     202,579,000       08/03 - 09/11       2.51          2.38     LIBOR_1MO            100.0000

AV-2               Gr. 2A,B       AAA      84,106,000      08/03 - 09/05       1.03          1.01     LIBOR_1MO            100.0000

M-1                  All           AA      38,818,000      10/06 - 09/11       5.42          4.61     5.42 Int. Swap       100.0000

M-2                  All           A       35,583,000      09/06 - 09/11       5.40          4.53     5.4 Int. Swap        100.0000

B-1                  All          BBB+     19,409,000       08/06 - 09/11      5.39          4.39     5.39 Int. Swap       100.0000

B-2                  All          BBB      6,468,000        08/06 - 09/11      5.39          4.33     5.39 Int. Swap       100.0000


Cap (run at the pricing speed)
The hybrid arms (Group 1-B) covered until 1st rate adjustment (L+100, 2.11)

Assumptions                   AF1 and AF2s  pay pro rata
                              -------------------------------------------
Fixed 100% PPC: 22 HEP        Notes on Structure
Arm 100% PPC: 28 CPR          AV-1 paid by FHR conforming arm pool
                              AFs paid by FHR conforming fixed pool
                              AV-2 paid by non-conforming pool
                              (arm+fixed)

-------------------------------
S&P, Moody's, Fitch
07.01.03
AAA            84.50
AA              6.00
A               5.50
BBB+            3.00
BBB             1.00
Target OC       4.00
-------------------------------

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